Exhibit 10.1

Supplemental Indenture

SUPPLEMENTAL INDENTURE dated as of December 30, 2005 (this “Supplemental Indenture”) among NRG Energy, Inc., a Delaware corporation (the “Company”), the subsidiaries of the Company set forth on Schedule A hereto, as guarantors (the “Guarantors”), and Law Debenture Trust Company of New York, as trustee under the Indenture referred to below (the “Trustee”).

W I T N E S S E T H :

WHEREAS, the Company, the Guarantors and the Trustee heretofore executed and delivered an Indenture, dated as of December 23, 2003 (the “Indenture”), providing for the issuance of the 8% Second Priority Senior Secured Notes due 2013 (the “Notes”) (capitalized terms used herein but not otherwise defined have the meanings ascribed thereto in the Indenture);

WHEREAS, Section 9.02 of the Indenture provides that the Company and the Trustee, with the written consent of the Holders of at least a majority in principal amount of the Notes outstanding, may amend or waive certain terms and covenants in the Indenture as described below;

WHEREAS, the Holders of a majority in principal amount of the Notes outstanding have consented to the waiver and amendments effected by this Supplemental Indenture;

WHEREAS, the Company and each of the Subsidiary Guarantors are undertaking to execute and deliver this Supplemental Indenture to amend certain terms and covenants in the Indenture in connection with the Offer to Purchase and Consent Solicitation Statement of the Company, dated as of December 15, 2005, and any amendments, modifications or supplements thereto (the “Tender Offer and Solicitation”); and

WHEREAS, this Supplemental Indenture has been duly authorized by all necessary corporate action on the part of the Company and each of the Subsidiary Guarantors.

NOW, THEREFORE, in consideration for the premises and for other good and valuable consideration, the receipt of which is hereby acknowledged, the Company, each of the Subsidiary Guarantors and the Trustee mutually covenant and agree for the equal and ratable benefit of the Holders as follows:

ARTICLE I

AMENDMENTS AND WAIVERS

Section 1.1 Applicability of Certain Indenture Provisions to the Tender Offer and Solicitation. The application of the provisions of Article 4 of the Indenture are hereby waived to the extent that such provisions might otherwise prohibit the Escrow Financing (as defined in the Tender Offer and Solicitation), including the proceeds of any notes offering in connection with the Acquisition (as defined in the Tender Offer and Solicitation) being placed into an escrow account pursuant to an escrow and security agreement.

Section 1.2 Amendments to the Indenture. Effective at the time of payment or deposit with DTC (the “Payment Date”) of an amount of money sufficient to pay for all Notes validly tendered and accepted pursuant to the Tender Offer and Solicitation and to make all consent payments required under the Tender Offer and Solicitation:

(i)	The Indenture is hereby amended to delete Section 4.02 (Maintenance of Office or Agency), Section 4.03 (Reports), Section 4.04 (Compliance Certificate), Section 4.05 (Taxes), Section 4.06 (Stay, Extension and Usury Laws), Section 4.07 (Restricted Payments), Section 4.08 (Dividend and Other Payment Restrictions Affecting Subsidiaries), Section 4.09 (Incurrence of Indebtedness and Issuance of Preferred Stock), Section 4.10 (Asset Sales), Section 4.11 (Transactions with Affiliates), Section 4.12 (Liens), Section 4.13 (Business Activities), Section 4.14 (Corporate Existence), Section 4.15 (Offer to Repurchase Upon Change of Control), Section 4.16 (Limitation on Sale and Leaseback Transactions), Section 4.18 (Additional Subsidiary Guarantees), Section 4.19 (Designation of Restricted and Unrestricted Subsidiaries), Section 4.20 (Changes in Covenant When Notes Rated Investment Grade), Section 5.01 (Merger, Consolidation, or Sale of Assets) and Section 5.02 (Successor Corporation Substituted) in their entirety and all references thereto contained elsewhere in the Indenture in their entirety;

(ii)	The failure to comply with the terms of any of the foregoing Sections of the Indenture shall no longer constitute a Default or an Event of Default under the Indenture and shall no longer have any other consequence under the Indenture;

(iii)	The Indenture is hereby amended to delete clauses (3), (4), (5), (6), (7), (8), (9) and (10) of Section 6.01 in their entirety and all references thereto contained in Section 6.01 and elsewhere in the Indenture in their entirety, and the occurrence of the events described in clauses (3), (4), (5), (6), (7), (8), (9) and (10) of Section 6.01 shall no longer constitute Events of Default;

(iv)	All definitions set forth in Section 1.01 of the Indenture that relate to defined terms used solely in sections deleted by this Supplemental Indenture are hereby deleted in their entirety; and

(v)	All references to Section 6.01 of the Indenture shall mean Section 6.01 as amended by this Supplemental Indenture.

ARTICLE II

MISCELLANEOUS

Section 2.1 Effect of Supplemental Indenture. Upon the execution and delivery of this Supplemental Indenture by the Company, each of the Subsidiary Guarantors and the Trustee, the Indenture shall be supplemented in accordance herewith, and this Supplemental Indenture shall form a part of the Indenture for all purposes, and every Holder of Notes heretofore or hereafter authenticated and delivered under the Indenture shall be bound hereby; provided, that the amendments to the Indenture set forth in Section 1.2 of this Supplemental Indenture shall become operative as specified in Section 1.2 hereof. Prior to the Payment Date, the Company may terminate this Supplemental Indenture upon written notice to the Trustee.

Section 2.2 Indenture Remains in Full Force and Effect. Except as supplemented hereby, all provisions in the Indenture shall remain in full force and effect.

Section 2.3 Indenture and Supplemental Indenture Construed Together. This Supplemental Indenture is an indenture supplemental to and in implementation of the Indenture, and the Indenture and this Supplemental Indenture shall henceforth be read and construed together.

Section 2.4 Confirmation and Preservation of Indenture. The Indenture as supplemented by this Supplemental Indenture is in all respects confirmed and preserved.

Section 2.5 Conflict with the Trust Indenture Act. If any provision of this Supplemental Indenture limits, qualifies or conflicts with any provision of the TIA that is required under the TIA to be a part of and govern any provision of this Supplemental Indenture, the provision of the TIA shall control. If any provision of this Supplemental Indenture modifies or excludes any provision of the TIA that may be so modified or excluded, the provision of the TIA shall be deemed to apply to the Indenture as so modified or to be excluded by this Supplemental Indenture, as the case may be.

Section 2.6 Severability. In case any provision in this Supplemental Indenture shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

Section 2.7 Benefits of Supplemental Indenture. Nothing in this Supplemental Indenture or the Notes, express or implied, shall give to any Person, other than the parties hereto and thereto and their successors hereunder and thereunder and the Holders of the Notes, any benefit of any legal or equitable right, remedy or claim under the Indenture, this Supplemental Indenture or the Notes.

Section 2.8 Successors. All agreements of the Company and each of the Subsidiary Guarantors in this Supplemental Indenture shall bind their respective successors. All agreements of the Trustee in this Supplemental Indenture shall bind its successors.

Section 2.9 Acceptance by Trustee. The Trustee accepts the amendments to the Indenture effected by this Supplemental Indenture and agrees to execute the trusts created by the Indenture as hereby amended, but only upon the terms and conditions set forth in the Indenture.

Section 2.10 Certain Duties and Responsibilities of the Trustee. In entering into this Supplemental Indenture, the Trustee shall be entitled to the benefit of every provision of the Indenture and the Notes relating to the conduct or affecting the liability or affording protection to the Trustee, whether or not elsewhere herein so provided.

Section 2.11 Governing Law. This Supplemental Indenture shall be governed by, and construed in accordance with, the laws of the State of New York but without giving effect to applicable principles of conflicts of law to the extent that the application of the laws of another jurisdiction would be required thereby.

Section 2.12 Counterparts. This Supplemental Indenture may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.

Section 2.13 Headings. The Article and Section headings herein are inserted for convenience of reference only, are not intended to be considered a part hereof and shall not modify or restrict any of the terms or provisions hereof.

Section 2.14 The Trustee. The Trustee shall not be responsible in any manner for or in respect of the validity or sufficiency of this Supplemental Indenture or for or in respect of the recitals contained herein, all of which are made by the Company and each of the Subsidiary Guarantors.

* * * * *

IN WITNESS WHEREOF, the parties hereto have caused this Supplemental Indenture to be duly executed as of the date first written above.

NRG ENERGY, INC.

By: /s/ Robert C. Flexon
Name: Robert C. Flexon
Title: Chief Financial Officer

GUARANTORS:

ARTHUR KILL POWER LLC

ASTORIA GAS TURBINE POWER LLC
BERRIANS I GAS TURBINE POWER LLC
BIG CAJUN II UNIT 4 LLC
CAPISTRANO COGENERATION COMPANY
CHICKAHOMINY RIVER ENERGY CORP.
COMMONWEALTH ATLANTIC POWER LLC
CONEMAUGH POWER LLC
CONNECTICUT JET POWER LLC
DEVON POWER LLC
DUNKIRK POWER LLC
EASTERN SIERRA ENERGY COMPANY
EL SEGUNDO POWER II LLC
HANOVER ENERGY COMPANY
HUNTLEY POWER LLC
INDIAN RIVER OPERATIONS INC.
INDIAN RIVER POWER LLC
JAMES RIVER POWER LLC
KAUFMAN COGEN LP
KEYSTONE POWER LLC
LOUISIANA GENERATING LLC
MIDDLETOWN POWER LLC
MONTVILLE POWER LLC
NEO CALIFORNIA POWER LLC
NEO CHESTER-GEN LLC
NEO CORPORATION
NEO FREEHOLD-GEN LLC
NEO LANDFILL GAS HOLDINGS INC.
NEO POWER SERVICES INC.
NORWALK POWER LLC
NRG AFFILIATE SERVICES INC.
NRG ARTHUR KILL OPERATIONS INC.
NRG ASIA-PACIFIC, LTD.
NRG ASTORIA GAS TURBINE OPERATIONS, INC.
NRG BAYOU COVE LLC
NRG CABRILLO POWER OPERATIONS INC.
NRG CADILLAC OPERATIONS INC.
NRG CALIFORNIA PEAKER OPERATIONS LLC
NRG CONNECTICUT AFFILIATE SERVICES INC.
NRG DEVON OPERATIONS INC.
NRG DUNKIRK OPERATIONS INC.
NRG EL SEGUNDO OPERATIONS INC.
NRG HUNTLEY OPERATIONS INC.
NRG INTERNATIONAL LLC
NRG KAUFMAN LLC
NRG MESQUITE LLC
NRG MIDATLANTIC AFFILIATE SERVICES INC.
NRG MIDATLANTIC GENERATING LLC
NRG MIDDLETOWN OPERATIONS INC.
NRG MONTVILLE OPERATIONS INC.
NRG NEW JERSEY ENERGY SALES LLC
NRG NEW ROADS HOLDINGS LLC
NRG NORTH CENTRAL OPERATIONS INC.
NRG NORTHEAST AFFILIATE SERVICES INC.
NRG NORTHEAST GENERATING LLC
NRG NORWALK HARBOR OPERATIONS INC.
NRG OPERATING SERVICES, INC.
NRG OSWEGO HARBOR POWER OPERATIONS INC.
NRG POWER MARKETING INC.
NRG ROCKY ROAD LLC
NRG SAGUARO OPERATIONS INC.
NRG SOUTH CENTRAL AFFILIATE SERVICES INC.
NRG SOUTH CENTRAL GENERATING LLC
NRG SOUTH CENTRAL OPERATIONS INC.
NRG WEST COAST LLC
NRG WESTERN AFFILIATE SERVICES INC.
OSWEGO HARBOR POWER LLC
SAGUARO POWER LLC
SOMERSET OPERATIONS INC.
SOMERSET POWER LLC
VIENNA OPERATIONS INC.
VIENNA POWER LLC

By: /s/ George P. Schaefer
Name: George P. Schaefer
Title: Authorized Signatory

LAW DEBENTURE TRUST COMPANY OF NEW YORK

By: /s/ Daniel R. Fisher
Name: Daniel R. Fisher
Title: Senior Vice President

SCHEDULE A

SCHEDULE OF GUARANTORS

Arthur Kill Power LLC

Astoria Gas Turbine Power LLC

Berrians I Gas Turbine Power LLC

Big Cajun II Unit 4 LLC

Capistrano Cogeneration Company

Chickahominy River Energy Corp.

Commonwealth Atlantic Power LLC

Conemaugh Power LLC

Connecticut Jet Power LLC

Devon Power LLC

Dunkirk Power LLC

Eastern Sierra Energy Company

El Segundo Power II LLC

Hanover Energy Company

Huntley Power LLC

Indian River Operations Inc.

Indian River Power LLC

James River Power LLC

Kaufman Cogen LP

Keystone Power LLC

Louisiana Generating LLC

Middletown Power LLC

Montville Power LLC

NEO California Power LLC

NEO Chester-Gen LLC

NEO Corporation

NEO Freehold-Gen LLC

NEO Landfill Gas Holdings Inc.

NEO Power Services Inc.

Norwalk Power LLC

NRG Affiliate Services Inc.

NRG Arthur Kill Operations Inc.

NRG Asia-Pacific, Ltd.

NRG Astoria Gas Turbine Operations, Inc.

NRG Bayou Cove LLC

NRG Cabrillo Power Operations Inc.

NRG Cadillac Operations Inc.

NRG California Peaker Operations LLC

NRG Connecticut Affiliate Services Inc.

NRG Devon Operations Inc.

NRG Dunkirk Operations Inc.

NRG El Segundo Operations Inc.

NRG Huntley Operations Inc.

NRG International LLC

NRG Kaufman LLC

NRG Mesquite LLC

NRG MidAtlantic Affiliate Services Inc.

NRG MidAtlantic Generating LLC

NRG Middletown Operations Inc.

NRG Montville Operations Inc.

NRG New Jersey Energy Sales LLC

NRG New Roads Holdings LLC

NRG North Central Operations Inc.

NRG Northeast Affiliate Services Inc.

NRG Northeast Generating LLC

NRG Norwalk Harbor Operations Inc.

NRG Operating Services, Inc.

NRG Oswego Harbor Power Operations Inc.

NRG Power Marketing Inc.

NRG Rocky Road LLC

NRG Saguaro Operations Inc.

NRG South Central Affiliate Services Inc.

NRG South Central Generating LLC

NRG South Central Operations Inc.

NRG West Coast LLC

NRG Western Affiliate Services Inc.

Oswego Harbor Power LLC

Saguaro Power LLC

Somerset Operations Inc.

Somerset Power LLC

Vienna Operations Inc.

Vienna Power LLC